                                                                    EXHIBIT 99.3

                                CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY
  CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT
    HAS BEEN REQUESTED IS OMITTED AND NOTED WITH "***." AN UNREDACTED VERSION OF
      THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.
                                                               TI No: 0005-05021


                                                                    Page 1 of 10


                         TEXAS INSTRUMENTS INCORPORATED
                       CORPORATE PURCHASE OPTION AGREEMENT


SELLER:           DELTA DESIGN INCORPORATED
                  12367 Crosthwaite Circle
                  Poway, CA  92064-6817


PURCHASER:        TEXAS INSTRUMENTS INCORPORATED
                  7800 Banner Drive, M/S 3935
                  Dallas, TX  75251

EFFECTIVE PERIOD: APRIL 25, 2002 THROUGH DECEMBER 31ST, 2004


This Agreement sets forth the understandings reached by the parties to this Agreement during negotiations concerning the items and work listed herein. Delta Design Incorporated ("Delta") hereby grants to Texas Instruments Incorporated ("TI") a continuing option to purchase, in whole or in part, the items listed herein in accordance with the following terms and conditions.

1.    TERM

The option set forth herein shall be valid for the Effective Period shown above unless sooner terminated as hereinafter provided. This Agreement can be extended by either party for three months through written notice (delivered or mailed prepaid) prior to the expiration of this Agreement. Deliveries may extend for six months thereafter.

2.    GOODS

Delta shall provide the goods briefly described as automated semiconductor device handling equipment and related spares and accessories, and listed in Attachment A and Attachment B (which is attached hereto and by this reference made a part hereof) at the prices shown thereon.

3.    QUANTITIES

      a) This Agreement is not a purchase order and does not authorize delivery of or payment for any goods.

      (b) The consideration for the option granted herein is the initial commitment of TI to purchase an estimated quantity of *** Castle LX handlers during the calendar year of 2002. TI further guarantees that Delta shall be the primary supplier of pick and place style test handlers, the exclusive supplier for pick and place handlers for all new product developments for all sites world wide excluding HIJI, and exclusive supplier for device dedication kits for Castle handlers conforming to the MAKE Y2K01 kit standard for the term of this agreement.

      (c) TI reserves the right to purchase pick and place handlers from existing suppliers in order to increase capacity for existing devices. If an existing device is running on both a handler from an existing supplier and a handler from Delta Design at the same location, TI will purchase all pick and place handlers necessary to increase capacity from Delta.


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      (d)   Should TI exceed the initial commitment during the calendar year,
            Delta and TI shall review this agreement to determine if there should be a change in the pricing structure. Furthermore, Delta and TI agree to review quarterly the initial commitment and make necessary changes to the current pricing structure if based on the review it is agreed that TI will not be able to meet the initial commitment. Pricing structure changes may not

      (e) Seller agrees to the cancellation of the NRE-26000 charge on PO 4510122418. This charge was for the development of the Integrated Laser Marking System for the Castle EC. If TI should decide to deploy the Laser Marking System into production beyond the original unit to be shipped to under PO 4510122418 they agree to pay the NRE as part of the next order for a Laser Marking System.

4.    PRICES

      (a) Prices herein are EX Works factory. Under Ex-Works factory the Seller fulfils his obligation to deliver when he has made the goods available at his premises to the buyer. Seller is not responsible for loading the goods or clearing the goods for export. Buyer bears all costs and risks involved in taking the goods from the seller's premises to the desired location.

      (b) Unless otherwise indicated herein, prices shall be firm for the term of this Agreement, provided downward adjustment will be made if savings accrue to Seller as a result of new technology, value engineering, or reduced costs of materials and labor.

      (c) Delta represents to TI that prices for goods sold hereunder shall be as low as the prices at which Delta is selling such goods at the same time to any other customers in the same or similar quantities under the same or similar terms and conditions.

      (d) If Delta reduces its prices to any other customer for any goods listed in Attachment A, quality and quantity considered, below the price then in effect for TI, TI shall receive the benefit of such a lower price in all shipments made after Delta reduces such price.

      (e) TI will not accept shipment at any increase in price above that indicated on this Agreement. Any decrease in general prices and/or materials similar to the items described in this Agreement shall automatically reduce the price thereof by a comparable percentage.

      (f) TI will audit this Agreement on a regular basis. A random series of TI purchase orders representing a range of product lines will be compared to the catalog prices to verify the agreed upon discounted price.

      (g)   Prices are subject to change on an annual basis.

      (h) It is the responsibility of Delta to list the applicable discount on all quotes to TI. It is the responsibility of TI to exercise the agreed discount on the PO. If TI does not exercise the discount seller will invoice as per the PO and the discount will not be retroactive.

5.    DELIVERY

      (a) The delivery dates indicated by TI for the articles, material or work to be supplied under this Agreement are of the essence.

      (b) Delta agrees that the goods shall be delivered to TI's dock on the dates set forth in the applicable purchase order(s), unless the parties agree otherwise in writing. In the event


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            that any goods are not shipped in accordance with such delivery dates, Delta agrees to ship via air freight (or as directed by TI) and to pay for all extra costs.

      (c) Failure to meet agreed upon delivery date that is based on the standard lead times in attachment A shall be considered a breach of contract. Furthermore, Delta agrees to pay to TI penalties and damages imposed upon or incurred by TI for failure of Delta to deliver articles, materials, or work on such delivery dates. These penalties and damages shall not exceed the 50% of the value of the Purchase Order for the item(s) considered to be in breach of contract. Delta shall not be considered in breach of contract and therefore not liable for penalties and damages for any delay that caused by TI. TI must show proof of all damages to Delta. Delta is not responsible for in-transit delays. TI will advise Delta of carrier at the time of order.

      (d) Unless otherwise agreed in writing, Delta shall not make commitments for material or production in excess of the amount or in advance of the time necessary to meet TI's delivery schedule. It is Delta's responsibility to comply with this schedule, but not anticipate TI's requirements. Goods shipped to TI in advance of schedule may be returned to Delta at Delta's expense.

-

      (e) If at any time prior to the delivery of an order TI reschedules that delivery for a later date the following terms shall apply. If the order is rescheduled to a date that is 4 weeks or less from the agreed ship date there shall be no charge. If the order is rescheduled to a date that is between 5 to 26 weeks TI agrees to pay a *** of the sales price of the order as a rescheduling fee. If the order is rescheduled to a date that is 27 or more weeks from the agreed ship date it will be considered a cancellation and be subject to the terms and conditions of the cancellation section of this agreement.

      (f) The goods shall be packaged in accordance with commercially acceptable standards, or to applicable TI specifications, to ensure safe arrival at TI's location.

      (g) If Delta is prevented from delivering, or TI is prevented from receiving the materials or articles referenced in a purchase order issued hereunder as a result of governmental actions or regulation, except as hereinafter provided, or of fires, strikes, accidents, and other unforeseeable causes beyond the control of either party, the obligation to receive or deliver shall be suspended for a reasonable time during which such causes continue to exist.

6.    SPECIFICATIONS

Delta shall deliver the goods in accordance with Delta's published specifications, unless otherwise specified in TI's purchase order(s). Notice of any Delta requested changes or waivers in applicable specifications must be given to TI in writing and acknowledged by TI in writing prior to any deliveries being made of goods manufactured under revised specifications.

TI may change from time to time any of the drawings, specifications or instructions for work covered by any purchase order issued hereunder and Delta shall comply with such change notices. If such changes result in a decrease or increase in Delta's cost or in the time for performance, an adjustment in the price and time for performance may be made by the parties in writing, provided, however, that Delta notifies TI of the request for such adjustments within thirty (30) days after receipt by TI of the change notice.

7.    RETURN MATERIAL AUTHORIZATIONS

Delta agrees to provide Return Material Authorizations (RMAs) within one (1) working day from the initial call from the TI buyer or his representative. TI agrees to return defective parts within 30 Days of receiving replacement parts or they may be billed for the additional parts.


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8.    TERMS AND CONDITIONS

The terms and conditions governing each sale will be as set forth in this Agreement and any purchase order issued hereunder. Performance under this Agreement or any purchase order issued under this Agreement is expressly limited to the terms and conditions of this Agreement and the terms and conditions of the TI purchase order. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the TI purchase order issued under this Agreement, the terms and conditions of this Agreement will take precedence.

9.    QUALITY

Delta agrees to maintain at least a *** ontime delivery rating in accordance with TI's rating system; if Delta fails to maintain either of these minimum ratings, and fails to correct such deficiencies within sixty (60) days after notification from TI, then TI may immediately terminate existing orders hereunder, in whole or in part, without any liability.

10.   CANCELLATION

      a) Any cancellation by TI will be subject to the following terms. If the cancellations is 4 weeks or less prior to the agreed ship date TI agrees to pay *** of the sales price of all canceled non-custom items. If TI cancels an order between 5 to 12 weeks prior to the agreed ship date TI agrees to Delta pay *** of the price of all canceled non-custom items. If TI cancels an order between 13 - 26 weeks prior to the agreed ship date TI agrees to pay Delta *** of the sales price of all canceled non-custom items 27+ weeks they pay 0% of the price of all non-Custom items.

      b) If TI cannot meet the initial commitment in section 3 of *** machines, TI and Delta shall determine the actual cost incurred by Delta to meet the initial commitment in section 3 of *** and TI will pay these costs. An independent CPA may be employed to protect Delta sensitive information by providing TI with factual information to determine Delta Design expenditures on such equipment.

      c) If TI cancels an order or portion thereof for custom equipment under this agreement, TI and Delta shall determine the actual cost incurred by Delta for the canceled equipment and TI will pay these costs. An independent CPA may be employed to protect Delta sensitive information by providing TI with factual information to determine Delta expenditures on such equipment.

11.   WARRANTY

Warranty for Equipment shall be one (1) year parts and labor for all electrical & mechanical components. On-site labor will be utilized only when component repair of replacement is not an option. Such labor warranty shall be for eight hours a day, five days a week, during normal business hours and expect for holidays recognized by Delta or TI. Warranty will commence upon final acceptance of equipment, not to exceed 30 days from the date of receipt of equipment by TI, unless such equipment is not accepted as of such date due to the fault of Delta.

12.   TRAINING

Delta will provide unlimited available training slots at our in-house training facilities for regularly scheduled classes with each test handler or burn-in loader sold to TI at no additional cost. All classroom training will be at one of Delta's facilities. TI will be required to pay all expenses associated with travel, room and meals for the individuals attending the classes. On-site training will be priced in accordance with Delta's



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current price structure in Attachment C. and will include all travel, and travel related expenses as per attachment D.

13.   FORCE MAJEURE

Delta shall not be liable for nonperformance or delays, which occur due to causes beyond its reasonable control. These causes shall include, but shall not be limited to, acts of God, acts of terrorism, wars, riots, strikes, fires, storms, flood, earthquake, shortages of labor or material, labor disputes, vendor failures, transportation embargoes, acts of any governmental or agency thereof, and judicial action. In the event of any such excused delay or failure of performance, the date of deliver shall be deferred for a period equal to the time lost by reason of the delay. Delta shall notify TI in writing of any such event or circumstance within a reasonable time after it learns of same.

14.   PAYMENT TERMS

Payment terms shall be executed at 100% Net 30 days from date of shipment. If installation and buy-off (or certification) with agreed specification occurs after payment, TI then has proper recourse for full credit/reimbursement if workmanship or damages are identified.

15.   NOTICES

Any notice, required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered or certified mail, postage prepaid, in any post office in the United States addressed as follows:

IF TO SELLER:                           IF TO BUYER:

Delta Design Incorporated               Texas Instruments Incorporated
12367 Crosthwaite Circle                7800 Banner Drive, M/S 3935
Poway, CA  92064-6817                   Dallas, TX 75251
Attn:  Brad Smith, TI Account Manager   Attn: Mary K. Vaughan, Procurement  Mgr.
                                          Assembly/Test Capital Equipment

16.   DEFAULT

In the event Delta is in breach of any of its obligations hereunder, TI may terminate existing orders without liability. The foregoing is in addition to any rights and remedies TI may have at law or in equity.

17.   RELEASE OF INFORMATION

Delta shall not, without the prior written permission of TI, publicly announce or otherwise disclose, except to the U.S. Government when a purchase order references a U.S. Government contract or subcontract number, the existence of this Agreement or the terms hereof, or any purchase order placed hereunder, or release any publicity regarding this Agreement. This provision shall survive the expiration, termination or cancellation of this Agreement.

In the event that one party hereto wishes to disclose to the other party hereto information which it deems proprietary, the parties, prior to disclosure, shall execute a specific nondisclosure agreement regarding such information.

18.   ENTIRE AGREEMENT


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This Agreement sets forth the entire understanding and agreement between the parties as to the subject matter of this Agreement and merges and supersedes all previous communications, negotiations, warranties, representations and agreements, either oral or written, with respect to the subject matter hereof, and no addition to or modification of this Agreement shall be binding on either party hereto unless reduced to writing and duly executed by each of the parties hereto.

IN WITNESS WHEREOF, both parties have signed and dated this document in the spaces provided below:

DELTA DESIGN INCORPORATED              TEXAS INSTRUMENTS INCORPORATED

By:                                    By:
   ----------------------------------     --------------------------------------

Name: Brad Smith                       Name: Mary K. Vaughan
                --------------------                         -------------------

   Title: Account Manager              Title: Procurement Mgr. Assy/Test Capital
                                               Equipment

Date:                                 Date:
     --------------------------------      -------------------------------------


Attachments:  Attachment A (Goods & Prices / Discounts)
              Attachment B (Kit Discounts)
              Attachment C (On-site Training Prices)
              Attachment D (TI Reimbursement Guidelines)


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                                  ATTACHMENT A

             DELTA DESIGN, INC. GOODS AND PRICING / DISCOUNT MATRIX

--------------------------------------------------------------------------------
ITEM                                  DISCOUNT              STANDARD LEAD TIME
--------------------------------------------------------------------------------
Castle LX 7500                          ***                        ***
(Hot/Ambient)
--------------------------------------------------------------------------------
Summit ATC                              ***                        ***
--------------------------------------------------------------------------------
Summit PTC                              ***                        ***
--------------------------------------------------------------------------------
Flex ( All Models)                      ***                        ***
--------------------------------------------------------------------------------
1688                                    ***                        ***
--------------------------------------------------------------------------------
Spares                                  ***                        ***
--------------------------------------------------------------------------------
Handler Kits                            ***
--------------------------------------------------------------------------------
Contactors                              ***                        ***
--------------------------------------------------------------------------------
IHS500le/ IHS250le                      ***                        ***
--------------------------------------------------------------------------------
IHS500le Kits                           ***                        ***
--------------------------------------------------------------------------------


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                                  ATTACHMENT B

                  TEXAS INSTRUMENTS HANDLER KIT DISCOUNT MATRIX

--------------------------------------------------------------------------------
ITEM                                 DISCOUNT              STANDARD LEAD TIME
--------------------------------------------------------------------------------
Castle LX/EC Y2K01                      ***                        ***
--------------------------------------------------------------------------------
Castle LX/EC non Y2K01                  ***                        ***
--------------------------------------------------------------------------------
Summit ATC                              ***                        ***
--------------------------------------------------------------------------------
Summit PTC                              ***                        ***
--------------------------------------------------------------------------------
Flex ( All Models)                      ***                        ***
--------------------------------------------------------------------------------
1688                                    ***                        ***
--------------------------------------------------------------------------------
Mounting Plates                         ***                        ***
--------------------------------------------------------------------------------
Seal  Adapters                          ***                        ***
--------------------------------------------------------------------------------
Seal Blocks                             ***                        ***
--------------------------------------------------------------------------------


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                                  ATTACHMENT C

                             ON-SITE TRAINING PRICES

--------------------------------------------------------------------------------
*On site charges include         Domestic On Site        International On Site
travel and expenses.             Training                Training
--------------------------------------------------------------------------------
Length of Course                        ***                       ***
--------------------------------------------------------------------------------
Cost of Basic Course                    ***                       ***
--------------------------------------------------------------------------------
Cost of Advance Course                  ***                       ***
--------------------------------------------------------------------------------


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                                  ATTACHMENT D

This document outlines Texas Instruments' ("TI") policy with Suppliers that relates directly to travel and similar reimbursable expenses which are covered in the Agreement. DELTA DESIGN, INC. ("DELTA") is requested to comply with these practices when billing for direct out-of-pocket costs.

1. Air transportation expenses: It is understood that TI will reimburse only for tourist/economy fares on domestic flights. Business class is reimbursable for international travel when it is in the best interest of TI, and when cost is not prohibitive. Trips should also be booked as far in advance as possible to qualify for special air fare promotions and discount fares; otherwise, when possible, unrestricted low-cost carriers should be used.

2. Lodging expense: It is understood that DELTA will use its best effort to work with the TI liaison or a TI employee DELTA is visiting to ensure DELTA are receiving TI'S special rate at certain major hotels.

3. Meal expenses: The reasonable cost of meals on overnight trips is allowed. When dining with TIers on overnight trips, separate checks should be requested. Entertainment, such as theater tickets and hotel room movies, are personal expenses and are not reimbursable. Meals and other entertainment expenses provided to TIers is part of DELTA overhead and is not reimbursable. Meals pertaining to travel on day trips are not billable to TI.

4. Alcoholic beverages: Alcoholic beverage costs which are reasonable business expenses are reimbursable. However, DELTA will need to separate all alcoholic beverage expenses and list them separately.

5. Tips: Tips are an acceptable expense if they represent customary and reasonable amounts for meals, porter, taxi, and similar services. Tips for meals must be included in the meal cost and tips for the ground transportation must be included in transportation costs. Tips to porters, bellhops, etc., should be listed as miscellaneous travel.

6. Laundry expense: Charges for laundry are reimbursable by TI if the trip exceeds five (5) days.

7. Car rental: Compact cars are to be rented when available in the U.S. and comparable models internationally. Reimbursement is not allowable for optional collision insurance when renting cars in the U.S. or Canada. Optional collision insurance purchased internationally is acceptable where obligatory. Fines for parking or traffic violations are not reimbursable expenses whether incurred in a rental car or while using one's personal automobile.

8. Local travel: The approved reimbursement rate for use of one's personal automobile is the maximum amount allowed by current IRS regulations. Local travel between the DELTA and TI as a normal part of doing business is not reimbursable.

9. Telephone expense: TI allows reasonable and customary personal telephone expenses while traveling. In those instances where approved business calls are charged to a personal telephone, the original bill must be submitted with an explanation for reimbursement.

10. Expense statements: Expense Statements should contain information pertaining to only one trip and must be prepared on a timely basis. Copies of airline tickets, hotel charges and any other expense in excess of *** must be included.

11. Office supplies: Office supplies including calendars and other such items are considered part of the SUPPLIER'S overhead and are not reimbursable.


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